™ Trademark Deutsche Bank Leveraged Finance Conference September 30, 2014 Exhibit 99.1

Introductions & Disclosure Rules
Disclosure Rules
The forward looking statements contained in this presentation involve risks and uncertainties that may affect the Company's operations, markets, products, services, prices and other factors. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the Company's expectations expressed in such forward looking statements will be realized. The Company assumes no obligation to provide revisions to any forward looking statements in this presentation should circumstances change.
This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA.  We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance.  We have provided a reconciliation of Adjusted EBITDA in the Appendix section of this presentation.
Introductions
Chris Pappas, President & CEO
David Stasse, Vice President, Treasury & Investor Relations

Business Overview
Engineered Polymers
Revenue: $1,046MM
Adj EBITDA: $7MM
Styrenics
Revenue: $2,290MM
Adj EBITDA: $188MM
Emulsion Polymers
Revenue: $1,918MM
Adj EBITDA: $239MM
Plastics
Revenue: $3,336MM
Adj EBITDA: $195MM
#3 Polystyrene Globally Leading Player
Synthetic Rubber
Revenue: $631MM
Adj EBITDA: $135MM
Top 3 SSBR Globally
Q2’14 LTM Revenue: $5,254MM
Q2’14 LTM Adj EBITDA: $333MM
Latex
Revenue: $1,287MM
Adj EBITDA: $104MM
#1 Globally in SB Latex
End
markets
Market
position
Performance tires
Standard tires
Polymer modification
Technical rubber goods
Coated paper and packaging
board
Carpet and artificial turf
backings
Tape saturation
Cement modification
Building products
Trinseo - $5+ billion in annual revenue, world leader in the production of latex, rubber and plastics
Americas Styrenics - $2 billion leader in styrene / polystyrene
Appliances
Consumer goods
Construction/sheet
Packaging
Automotive
Consumer electronics
Automotive
Consumer electronics
Construction/sheet
Electrical and lighting
Medical devices
Note: Division and Segment EBITDA excludes Corporate unallocated Q2 ‘14 LTM Adjusted EBITDA of $(101)MM. Totals may not sum due to rounding.

Latex
Key Trends
End Market
Demand
Source: IHS
Improving living
standards
in emerging economies
Chinese SB Latex
Demand
Number 1 globally in SB Latex
Three areas of focus:  paper & board, carpet,
and performance latex
Growth in carpet, paper board, Asia paper,
performance latex
Challenged paper markets in NA and Europe
Additional capacity in China in Q2 ‘15
Improving industry structure
Significant consolidation
20% capacity reduction in NA / Europe
1,554
1,722
0
400
800
1,200
1,600
2,000
2010A China W.E. and
N.A.
2016E
North
America
Western
Europe
Western
Europe
China
China
China
North
America

TRINSEO

2010A – 2020E CAGR
(millions of tires)
1,600
1,400
1,200
1,000
800
600
400
200
0
930
190
740
1,030
300
730
1,240
410
830
2.9 %
8.0 %
1.2 %
2010A
2015E
2020E
Standard (<=16")
Premium (>=17")

Synthetic Rubber
Fuel efficiency and safety
Key Trends
End Market
Demand
Source: Michelin, Trinseo estimates
$600 - $700mm business focused on
performance tire market
Technology leader in SSBR
Provides superior tread properties such as wet
grip, low rolling resistance
Doubled capacity since 2012
–
H1 ’14 volume run rate up 75% from 2012
Investing in growth
Purchased 25kMT of capacity rights from JSR
Converting Ni-PBR train to Nd-PBR to address
demand for high performance tire walls
Global Premium
Passenger Car Tires
SSBR
target
end-
market
– To be sold over next six quarters
– Expected to be completed by Q4’15
– Trialing Generation 4 enhanced SSBR

Engineered Polymers
Key Trends
End Market
Demand
Source: ICIS
Growing demand for high-tech plastics focused
on automotive and other growth markets
Polycarbonate
Automotive
Lightweighting
Plastic Used in
Passenger Vehicles
5.5
9.1
0
2
4
6
8
10
12
2012E 2017E
Sustainable, long-standing relationships with
automotive industry leaders
Highly engineered compounded blends
Restructuring and rising operating rates
should lead to significant EBITDA lift in 2015
– Serves consumer electronics, medical, and
electrical / lighting markets
H1 ’14 global demand growth up 5%
–
–
Focused on weight reduction, improving
interior aesthetic trends
Manufacturing facilities across 4
continents

Styrenics
Evolving industry structure
New players focused on SM and PS margins
Capacity rationalization and cyclical recovery
will increase operating rates
Styrenic polymers business with global scale
Focused on appliances, packaging, and
constructions
Number 3 polystyrene globally
Americas Styrenics provided $35mm in LTM
dividends
Tightening
Polystyrene
Operating
Rates
~20%
Reduction in
Production
Capacity
Increasing Focused
Suppliers
1%
2%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
Supply                                                        Demand
2013E -2018E CAGR 2013E - 2018E CAGR
2013E - 2018E Operating Rate:
70%      73%
Styrolution
Trinseo
0%
20%
60%
80%
100%
2006 2014
Versalis
Total
BASF
BASF
Dow
NOVA
Total
Polimeri
Europa
40%

TRINSEO

$475
$425
$375
$325
$275
$225
$175
$125
$75
$25
$(25)
$(75)
$(125)
Adjusted EBTDA (US$ in millions)
LTM Q4 2012
LTM Q1 2013
LTM Q2 2013
LTM Q3 2013
LTM Q4 2013
LTM Q1 2014
LTM Q2 2014

Financial Overview
Source: see appendix for reconciliation to nearest GAAP metric
Historical Quarterly Adjusted EBITDA
Strong earnings momentum driven by growth in Synthetic Rubber, stable Latex business, and improved supply/demand dynamics in Styrenics
Quarterly LTM Adjusted EBITDA (Q4 ‘12 to Q2 ‘14)
Styrenics
Synthetic
Rubber
Latex
Corporate
Engineered
Polymers
$255
$214
$211
$225
$278
$297
$333

Balance Sheet
Deleveraging Over Time with Significant Liquidity
Net Debt $1,209MM $1,140MM $1,023MM
Strong balance sheet with no long-term
debt maturities until 2019
IPO proceeds used for de-leveraging
– Target net debt of 2-3X Adj. EBITDA
– Growth opportunities to be pursued selectively
Ability to refinance up to $1.193 billion of
Senior Notes
– Potential to significantly lower interest costs
(currently 8.75% coupon)
$675 million liquidity
(a)
– Cash ($182MM), Revolver ($293MM), AR Facility
($200MM)
(a) As of Q2 2014 proforma for $132.5mm debt paydown on July 14
4.7x
4.1x
3.1x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
5.0x
FY2012 FY2013 2QLTM
(a)
Note: see appendix for reconciliation to nearest GAAP metric

Summary
Structural
• Polycarbonate restructuring
• Deleveraging and refinancing
• Consolidation and capacity rationalization
Profitable Growth
• Additional SSBR capacity
• New SSBR and neodymium-PBR technology
• China latex expansion
• Automotive and CEM compounding
Cyclical
• Rising operating rates in styrene, polystyrene, polycarbonate
• Recovering tire markets

™ Trademark Appendix

US GAAP to Non-GAAP Reconciliation
(in $millions, unless noted) Q4'12 LTM Q1'13 LTM Q2'13 LTM Q3'13 LTM Q4'13 LTM Q1'14 LTM Q2'14 LTM
Net Income (Loss) 30.3 (9.4) (39.5) (33.3) (22.2) 4.5 (12.0)
Interest expense, net 110.0 116.6 123.7 128.0 132.0 132.5 131.4
Provision for (benefit from) income taxes 17.5 (7.7) 0.6 (3.7) 21.9 34.7 38.0
Depreciation and amortization 85.6 88.5 90.6 93.8 95.3 95.1 98.3
EBITDA 243.4 187.9 175.3 184.7 226.9 266.8 255.7
Loss on extinguishment of long-term debt - 20.7 20.7 20.7 20.7 - -
Other non-recurring items (0.7) 0.5 0.5 1.1 0.7 (0.4) 32.1
Restructuring and other charges 7.4 (0.4) 6.0 9.0 10.8 11.3 7.0
Net (gains) / losses on dispositions of businesses and assets - - 3.2 4.2 4.2 4.2 1.0
Fees paid pursuent to advisory agreement 4.6 4.7 4.7 4.8 4.7 4.7 27.8
Asset impairment charges or write-offs - - 0.7 0.7 9.9 9.9 9.2
Adjusted EBITDA 254.8 213.5 211.2 225.3 278.1 296.8 332.8
Note: totals may not sum due to rounding